SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2007

INTELLIGENTIAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-124460	20-1703887
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

303 Twin Dolphin Drive, 6th Floor, Redwood City, CA 94065

(Address of principal executive offices) (Zip code)

(650) 632-4526

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 6, 2007, Intelligentias, Inc.  (formerly known as Merchandise Creations, Inc.) (the “Company”),  dismissed Bagell, Josephs, Levine & Company, L.L.C. as its independent auditors. The decision to change accountants was approved by the Company’s Board of Directors. The reports of Bagell, Josephs, Levine & Company, L.L.C. dated March 26, 2007 and March 21, 2006 on our balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2006 and 2005, and for the period from October 1, 2004 (Date of Inception) to December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

During the two most recent fiscal years ended December 31, 2006 and 2005, and in the subsequent interim period, there were no disagreements with Bagell, Josephs, Levine & Company, L.L.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to their satisfaction would have caused them to make reference to the matter in their report.

The Company has provided Bagell, Josephs, Levine & Company, L.L.C. with a copy of this disclosure. Exhibit 16.1 attached hereto is a copy of Bagell, Josephs, Levine & Company, L.L.C.’s letter, dated July 6, 2007, stating that it agrees with the above statements.

(b) Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”) was engaged by the Company on July 6, 2007 as our principal accountant.

During the fiscal years ended December 31, 2006 and 2005 and through the date hereof, neither we nor anyone on our behalf consulted with EKS&H regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has EKS&H provided to us a written report or oral advice regarding such principles or audit opinion or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT	DESCRIPTION
16.1	Letter from Bagell, Josephs, Levine & Company, L.L.C. dated July 6, 2007, indicating agreement with the statements concerning their firm that are made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENTIAS, INC.
(Registrant)

Signature	Title	Date

/s/ Lewis Moorehead	Chief Financial Officer	July 6, 2007
Lewis Moorehead

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